NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $13,616.53
                      = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4        $11,026.80
+ Annual Premium*                        $ 3,500.00
- Premium Expense Charge**               $   175.00
- Monthly Deduction***                   $   461.71
- Mortality & Expense Charge****         $   125.26
+ Hypothetical Rate of Return*****         ($148.30)
                                         ----------
=                                        $   13,617 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month              COI
          -----              ---
           1              $ 38.43
           2              $ 38.44
           3              $ 38.45
           4              $ 38.46
           5              $ 38.46
           6              $ 38.47
           7              $ 38.48
           8              $ 38.49
           9              $ 38.50
          10              $ 38.50
          11              $ 38.51
          12              $ 38.52

          Total           $461.71


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:


          Month      Interest
          -----      --------
           1         ($12.66)
           2         ($12.60)
           3         ($12.55)
           4         ($12.49)
           5         ($12.44)
           6         ($12.38)
           7         ($12.33)
           8         ($12.28)
           9         ($12.22)
          10         ($12.17)
          11         ($12.11)
          12         ($12.06)

       Total        ($148.30)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $13,616.53
- Year 5 Surrender Charge        $ 2,703.00
                                 ----------
=                                $   10,914 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $16,374.13
                      = $300,000


POLICY VALUE:
Year 5 Policy Value =

Policy Value at the end of year 4            $12,860.09
+ Annual Premium*                            $ 3,500.00
- Premium Expense Charge**                   $   175.00
- Monthly Deduction***                       $   458.05
- Mortality & Expense Charge****             $   145.50
+ Hypothetical Rate of Return*****           $   792.60
                                             ----------
=                                            $   16,374 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---
           1           $ 38.18
           2           $ 38.18
           3           $ 38.18
           4           $ 38.18
           5           $ 38.17
           6           $ 38.17
           7           $ 38.17
           8           $ 38.17
           9           $ 38.17
          10           $ 38.16
          11           $ 38.16
          12           $ 38.16

          Total        $458.05

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1           $ 65.70
           2           $ 65.76
           3           $ 65.83
           4           $ 65.89

           5           $ 65.95
           6           $ 66.02
           7           $ 66.08
           8           $ 66.14
           9           $ 66.21
          10           $ 66.27
          11           $ 66.34
          12           $ 66.40

          Total        $792.60

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $16,374.13
- Year 5 Surrender Charge           $ 2,703.00
                                    ----------
=                                   $   13,671 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $19,609.68
                      = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $14,926.79
+ Annual Premium*                          $ 3,500.00
- Premium Expense Charge**                 $   175.00
- Monthly Deduction***                     $   453.86
- Mortality & Expense Charge****           $   168.73
+ Hypothetical Rate of Return*****         $ 1,980.48
                                           ----------
=                                          $   19,610 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---
           1           $ 37.90
           2           $ 37.89
           3           $ 37.87
           4           $ 37.86
           5           $ 37.85
           6           $ 37.83
           7           $ 37.81
           8           $ 37.80
           9           $ 37.78
          10           $ 37.77
          11           $ 37.75
          12           $ 37.74

          Total        $453.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:


          Month        Interest
          -----        --------
           1          $  159.68
           2          $  160.63
           3          $  161.58
           4          $  162.55
           5          $  163.52
           6          $  164.50
           7          $  165.49
           8          $  166.48
           9          $  167.49
          10          $  168.50
          11          $  169.52
          12          $  170.55
       Total          $1,980.48

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $19,609.68
- Year 5 Surrender Charge           $ 2,703.00
                                    ----------
=                                   $   16,907 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $97,966.99
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4            $79,451.93
+ Annual Premium*                            $25,000.00
- Premium Expense Charge**                   $ 1,250.00
- Monthly Deduction***                       $ 3,236.46
- Mortality & Expense Charge****             $   901.14
+ Hypothetical Rate of Return*****           ($1,066.88)
                                             ----------
=                                            $   97,997 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



          Month           COI
          -----           ---
           1         $  269.36
           2         $  269.43
           3         $  269.49
           4         $  269.55
           5         $  269.61
           6         $  269.67
           7         $  269.74
           8         $  269.80

           9         $  269.86
          10         $  269.92
          11         $  269.98
          12         $  270.04
       Total         $3,236.46

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1          ($91.02)
           2          ($90.64)
           3          ($90.25)
           4          ($89.86)
           5          ($89.48)
           6          ($89.10)
           7          ($88.71)
           8          ($88.33)
           9          ($87.95)
          10          ($87.56)
          11          ($87.18)
          12          ($86.80)

       Total       ($1,066.88)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $97,997.45
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                   $   77,157 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $117,851.01
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4            $92,653.82
+ Annual Premium*                            $25,000.00
- Premium Expense Charge**                   $ 1,250.00
- Monthly Deduction***                       $ 3,208.66
- Mortality & Expense Charge****             $ 1,046.84
+ Hypothetical Rate of Return*****           $ 5,702.69
                                             ----------
=                                            $  117,851 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



          Month           COI
          -----           ---
           1         $  267.48
           2         $  267.47
           3         $  267.45
           4         $  267.43
           5         $  267.41
           6         $  267.40
           7         $  267.38
           8         $  267.36
           9         $  267.35
          10         $  267.33
          11         $  267.31
          12         $  267.29

       Total         $3,208.66

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

          Month       Interest
          -----       --------
           1          $  472.55
           2          $  473.03
           3          $  473.51
           4          $  473.99
           5          $  474.48
           6          $  474.97
           7          $  475.46
           8          $  475.95
           9          $  476.44
          10          $  476.94
          11          $  477.44
          12          $  477.93

         Total        $5,702.69

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $117,851.01
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $    97,011 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $141,141.60
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $107,536.63
+ Annual Premium*                           $ 25,000.00
- Premium Expense Charge**                  $  1,250.00
- Monthly Deduction***                      $  3,176.75
- Mortality & Expense Charge****            $  1,214.15
+ Hypothetical Rate of Return*****          $ 14,250.88
                                            -----------
=                                           $   141,147 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
              1      $  265.36
              2      $  265.25
              3      $  265.14
              4      $  265.02
              5      $  264.91
              6      $  264.79
              7      $  264.68
              8      $  264.56
              9      $  264.44
             10      $  264.32
             11      $  264.20
             12      $  264.08

          Total      $3,176.75

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1         $ 1,148.65
           2         $ 1,155.53
           3         $ 1,162.48
           4         $ 1,169.48
           5         $ 1,176.53
           6         $ 1,183.65
           7         $ 1,190.82
           8         $ 1,198.05
           9         $ 1,205.34
          10         $ 1,212.69
          11         $ 1,220.10

          12         $ 1,227.57

       Total         $14,250.88

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $141,146.60
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $   120,307 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $12,568.07
                      = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4            $10,214.39
+ Annual Premium*                            $ 3,500.00
- Premium Expense Charge**                   $   175.00
- Monthly Deduction***                       $   716.20
- Mortality & Expense Charge****             $   116.82
+ Hypothetical Rate of Return*****             ($138.30)
                                              ---------
=                                            $   12,568 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1           $ 52.10
           2           $ 52.12
           3           $ 52.13

           4           $ 52.15
           5           $ 52.16
           6           $ 52.18
           7           $ 52.19
           8           $ 52.21
           9           $ 52.22
          10           $ 52.24
          11           $ 52.25
          12           $ 52.26

       Total           $626.20

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1          ($11.92)
           2          ($11.85)
           3          ($11.78)
           4          ($11.70)
           5          ($11.63)
           6          ($11.56)
           7          ($11.49)
           8          ($11.42)
           9          ($11.35)
          10          ($11.27)
          11          ($11.20)
          12          ($11.13)

       Total         ($138.30)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $12,568.07
- Year 5 Surrender Charge           $ 2,703.00
                                    ----------
=                                   $    9,865 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $15,167.63
                      = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4            $11,949.56
+ Annual Premium*                            $ 3,500.00
- Premium Expense Charge**                   $   175.00
- Monthly Deduction***                       $   711.53
- Mortality & Expense Charge****             $   135.94
+ Hypothetical Rate of Return*****           $   740.54
                                             ----------
=                                            $   15,168 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1           $ 51.79
           2           $ 51.79
           3           $ 51.79
           4           $ 51.79
           5           $ 51.79
           6           $ 51.79
           7           $ 51.79
           8           $ 51.80
           9           $ 51.80
          10           $ 51.80
          11           $ 51.80
          12           $ 51.80

       Total           $621.53


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:


          Month        Interest
          -----        --------
           1            $ 61.91
           2            $ 61.87
           3            $ 61.84
           4            $ 61.80
           5            $ 61.77
           6            $ 61.73
           7            $ 61.69
           8            $ 61.66
           9            $ 61.62
          10            $ 61.58
          11            $ 61.55
          12            $ 61.51

          Total         $740.54

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $15,167.63
- Year 5 Surrender Charge           $ 2,703.00
                                    ----------
=                                   $  12,465 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $18,223.13
                      = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $13,908.53

+ Annual Premium*                          $3,500.00
- Premium Expense Charge**                 $  175.00
- Monthly Deduction***                     $  706.16
- Mortality & Expense Charge****           $  157.93
+ Hypothetical Rate of Return*****         $ 1,853.69
                                           ----------
=                                          $   18,223 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1           $ 51.43
           2           $ 51.41
           3           $ 51.40
           4           $ 51.38
           5           $ 51.37
           6           $ 51.35
           7           $ 51.34
           8           $ 51.32
           9           $ 51.31
          10           $ 51.29
          11           $ 51.28
          12           $ 51.26

          Total        $616.16

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:


          Month        Interest
          -----        --------
           1           $ 150.57
           2           $ 151.26
           3           $ 151.96
           4           $ 152.66
           5           $ 153.37

           6          $  154.08
           7          $  154.80
           8          $  155.53
           9          $  156.26
          10          $  157.00
          11          $  157.74
          12          $  158.49

          Total       $1,853.69


CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $18,223.13
- Year 5 Surrender Charge           $ 2,703.00
                                    ----------
=                                   $15,520.13 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $86,169.99
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4            $70,321.97
+ Annual Premium*                            $25,000.00
- Premium Expense Charge**                   $ 1,250.00
- Monthly Deduction***                       $ 6,141.67
- Mortality & Expense Charge****             $   806.03
+ Hypothetical Rate of Return*****             ($954.27)
                                             ----------
=                                            $   86,170 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.


*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month            COI
          -----            ---
           1         $  503.34
           2         $  503.52
           3         $  503.69
           4         $  503.87
           5         $  504.05
           6         $  504.22
           7         $  504.39
           8         $  504.57
           9         $  504.74
          10         $  504.92
          11         $  505.09
          12         $  505.26
          Total      $6,051.67

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:


          Month      Interest
          -----      --------
           1         ($82.74)
           2         ($82.15)
           3         ($81.56)
           4         ($80.98)
           5         ($80.39)
           6         ($79.81)
           7         ($79.23)
           8         ($78.64)
           9         ($78.06)
          10         ($77.48)
          11         ($76.90)
          12         ($76.32)

          Total     ($954.27)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $86,169.99
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                   $   65,330 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $104,255.40
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $82,422.41
+ Annual Premium*                           $25,000.00
- Premium Expense Charge**                  $ 1,250.00
- Monthly Deduction***                      $ 6,094.41
- Mortality & Expense Charge****            $   939.27
+ Hypothetical Rate of Return*****          $ 5,116.68
                                            ----------
=                                           $  104,255 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month            COI
          -----            ---
           1          $  500.14
           2          $  500.18
           3          $  500.22
           4          $  500.26
           5          $  500.30
           6          $  500.35
           7          $  500.39
           8          $  500.43

           9          $  500.47
          10          $  500.52
          11          $  500.56
          12          $  500.60

          Total       $6,004.11

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1         $  429.94
           2         $  429.30
           3         $  428.66
           4         $  428.02
           5         $  427.37
           6         $  426.73
           7         $  426.08
           8         $  425.43
           9         $  424.77
          10         $  424.12
          11         $  423.46
          12         $  422.80

          Total      $5,116.68

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $104,255.40
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $    83,415 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $125,537.96
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4            $96,095.30
+ Annual Premium*                            $25,000.00
- Premium Expense Charge**                   $ 1,250.00
- Monthly Deduction***                       $ 6,040.02
- Mortality & Expense Charge****             $ 1,092.64
+ Hypothetical Rate of Return*****           $12,824.61
                                             ----------
=                                            $  125,537 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1        $  496.51
           2        $  496.39
           3        $  496.27
           4        $  496.15
           5        $  496.03
           6        $  495.90
           7        $  495.78
           8        $  495.65
           9        $  495.52
          10        $  495.40
          11        $  495.27
          12        $  495.14

          Total     $5,950.02

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

          Month      Interest
          -----      --------
           1        $ 1,046.25
           2        $ 1,050.22
           3        $ 1,054.23
           4        $ 1,058.27
           5        $ 1,062.34
           6        $ 1,066.45
           7        $ 1,070.59
           8        $ 1,074.76
           9        $ 1,078.97
          10        $ 1,083.22
          11        $ 1,087.50
          12        $ 1,091.81

          Total     $12,824.61

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $125,537.26
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $   104,697 (rounded to the nearest dollar)